Power of Attorney

Power of Attorney

I, Jiazhen Liu, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120102196305211080, and a holder of 47% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Jiazhen Liu
Jiazhen Liu
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Changqing Han, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120103196501136125, and a holder of 21.87% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Changqing Han
Changqing Han
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Jianxin Wei, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 130102197010052138, and a holder of 7.18% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Jianxin Wei
Jianxin Wei
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Xia Wang, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120106196301100522, and a holder of 6.33% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Xia Wang
Xia Wang
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Ying Li, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 12010219610517107X, and a holder of 3.50% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Ying Li
Ying Li
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Jiaqi Liu, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120102195905141077, and a holder of 3.50% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Jiaqi Liu
Jiaqi Liu
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Jianhua Zhang, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120101196112195014,, and a holder of 3% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Jianhua Zhang
Jianhua Zhang
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Junyan Tian, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120102195502161161,, and a holder of 1.79% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Junyan Tian
Junyan Tian
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Fengqin Ji, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120105194510092121,, and a holder of 1.73% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Fengqin Ji
Fengqin Ji
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Lixin Shi, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 132928197402226028,, and a holder of 1.16% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Lixin Shi
Lixin Shi
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Huiqin Wang, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120104195512061829, and a holder of 1.05% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Huiqin Wang
Huiqin Wang
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Wenyan Yang, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120222196411287020, and a holder of 0.79% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Wenyan Yang
Wenyan Yang
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Dengwei Gao, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120105195401094229, and a holder of 0.46% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Dengwei Gao
Dengwei Gao
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Shaofeng Han, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120112196402271643, and a holder of 0.32% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Shaofeng Han
Shaofeng Han
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2

Power of Attorney

Power of Attorney

I, Yuqin Wei, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.: 120223197107061669, and a holder of 0.32% of the shares of Zhuolu Jinxin Mining Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Zhangjiakou Tongda Mining Technologies Service Co., Ltd. ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Zhuolu Jinxin Mining Co., Ltd.  and/or sign the relevant resolution(s); 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Zhuolu Jinxin Mining Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Zhuolu Jinxin Mining Co., Ltd.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WOFE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WOFE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page 1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WOFE shall immediately inform me of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Zhuolu Jinxin Mining Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Yuqin Wei
Yuqin Wei
May 9th , 2011

By: /s/Lidong Li
Witness: Lidong Li
May 9th , 2011

Page 2 / 2